Exhibit 10.56

Execution Copy

AMENDMENT AND WAIVER AGREEMENT NO. 5
TO
CREDIT AGREEMENT

AMENDMENT AND WAIVER AGREEMENT NO. 5 dated as of July 3, 2003 (this “Agreement”), to that certain Credit Agreement (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of June 20, 2002, made by and among Manufacturers’ Services Limited, a Delaware corporation (the “Parent”), Manufacturers’ Services Salt Lake City Operations, Inc., a Delaware corporation (“MSSLCO”), Manufacturers’ Services Western U.S. Operations, Inc., a California corporation (“MSWUSO”), Manufacturers’ Services Central U.S. Operations, Inc., a Minnesota corporation (“MSCUSO”), MSL Lowell Operations, Inc., a Delaware corporation (“MSLLO”), MSL Midwest Operations, Inc., a Delaware corporation (“MSLMO”; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a “Borrower” and, collectively, the “Borrowers”), the financial institutions party thereto from time to time (the “Lenders”), Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the “Administrative Agent”), Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers, and the Guarantors party thereto.

The Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent desire to waive and amend certain provisions of the Credit Agreement.

NOW, THEREFORE, subject to the conditions precedent set forth in Section 4 hereof, the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent hereby agree as follows:

SECTION 1      CAPITALIZED TERMS.

1.1                                 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2      WAIVERS TO THE CREDIT AGREEMENT.

2.1                                 The Administrative Agent and the Majority Lenders hereby waive the requirement under clause (iv) of the defined term Permitted Acquisition as it relates to the acquisition by the Parent of certain assets of Groupe Ingenico (the “Ingenico Acquisition”); provided, that (i) the consideration paid by the Parent in respect of the Ingenico Acquisition shall consist solely of (x) proceeds from the issuance of the Parent’s Series B Convertible Preferred Stock pursuant to the Series B Equity Agreements, (y) funds available to or generated by Foreign Subsidiaries (other than monies loaned or contributed to any of such Foreign Subsidiaries by the Parent or any of its Domestic Subsidiaries) and (z) common stock of the Parent and (ii) all agreements, documents and instruments executed in connection with the Ingenico Acquisition shall in form, scope and substance reasonably satisfactory to the Administrative Agent.

2.2                                 Except for the specific waiver set forth in this Section 2, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

SECTION 3      AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

3.1                                 Annex A to the Credit Agreement is hereby amended by adding the following defined term in the correct alphabetical order:

“Series B Equity Agreements” means, collectively, (i) the Registration Rights Agreement, dated on or about July 1, 2003, among the Parent, U.S. Bancorp Piper Jaffray, RBC Dain Rauscher, Inc. and the buyers referred to therein, (ii) the Securities Purchase Agreement, dated on or about July 1, 2003, between the Parent and the buyers referred to therein, (iii) the Warrant executed by the Parent, dated on or about July 1, 2003, (iv) the Manufacturers’ Services Limited Private Placement Memorandum, dated on or about July 1, 2003 and (v) the Certificate of Designations executed by the Parent on or about July 1, 2003.

3.2                                 The definition of “EBITDA” in Appendix A to the Credit Agreement is hereby amended by adding the following subclause (w) immediately before subclause (x) appearing in clause (b) thereof:

(w) severance, cash restructuring and other one-time cash charges in the fiscal quarters of the Parent ending September 30, 2003 and/or December 31, 2003, but solely to the extent any such severance, cash restructuring or other one-time cash charges are paid with proceeds from the issuance of the Parent’s Series B Convertible Preferred Stock pursuant to the Series B Equity Agreements,

3.3                                 The definition of “Equity Agreements” in Appendix A to the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (iv) thereof and substituting “,” therefor, (b) deleting the “.” at the end of clause (v) thereof and substituting “and” therefor and (c) adding a new clause (vi) which read as follows:

(vi) the Series B Equity Agreements.

3.4                                 The definition of “Fixed Charges” in Appendix A to the Credit Agreement is hereby amended by (a) adding a “(i)” immediately before the word “Debt” appearing in the fourth line thereof and (b) adding “or (ii) proceeds from the issuance of the Parent’s Series B Convertible Preferred Stock pursuant to the Series B Equity Agreements” immediately after the words “such Debt” appearing in the fifth line thereof.

3.5                                 Section 5.2 of the Credit Agreement is hereby amended by adding a new clause (r) after clause (q) thereof which reads as follows:

(r)  With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a) and each of the quarterly Financial Statements delivered pursuant to Section 5.2(b), a certificate of the chief financial officer, chief accounting officer or treasurer of the Parent setting forth the aggregate amount of cash proceeds from issuance of the Parent’s Series B Convertible Preferred Stock used by the Parent (including any such proceeds contributed or loaned by the Parent to any Subsidiary) during the period covered in such Financial Statements (in the case of each of the quarterly Financial Statements delivered pursuant to Section 5.2(b)) and for the fiscal quarter of the Parent ending on the last day of the Fiscal Year covered in such Financial Statements (in the case of each of the Financial Statements delivered pursuant to Section 5.2(a)) and the uses of such cash proceeds by the Parent or any of its Subsidiaries during such period.

3.6                                 Section 7.10 of the Credit Agreement is hereby amended by deleting “270 days” where it appears in the first line thereof and substituting “450 days” therefor.

3.7                                 Section 7.15(f) of the Credit Agreement is hereby amended by adding “and Debt permitted by clause (n) below” after the words “Closing Date” appearing in the parenthetical in clause (ii) thereof.

3.8                                 Section 7.15 of the Credit Agreement is hereby further amended by (a) deleting the word “and” at the end of clause (1) thereof, (b) deleting the “.” at the end of clause (m) thereof and substituting “; and” therefor” and (c) adding a new clause (n) which read as follows:

(n)  unsecured Debt of any Foreign Subsidiary to the Parent representing loans to Foreign Subsidiaries of the net cash proceeds received by the Parent from the issuance of its Series B Convertible Preferred Stock pursuant to the Series B Equity Agreements.

3.9                                 Section 7.33 of the Credit Agreement is hereby amended by deleting “270 days after the Closing Date” where it appears in clause (i) thereof and substituting “October 30, 2003” therefor.

SECTION 4      CONDITIONS PRECEDENT.  This Agreement shall become effective on such date as the following conditions shall have been satisfied in full:

4.1                                 Counterparts of this Agreement executed by the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

4.2                                 The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Parent as true, correct and complete, of the Series B Equity Agreements as originally executed and delivered, together with all schedules and exhibits thereto, and every other agreement, instrument and document entered into or executed in connection therewith, which in each case shall be in form, scope and substance satisfactory to the Administrative Agent.

4.3                                 The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders who have delivered to the Administrative Agent an executed signature page to this Agreement prior to 2:00 p.m. on July 3, 2003, an amendment fee in the amount of $150,000.

SECTION 5      ADDITIONAL AGREEMENT.

5.1                                 The Administrative Agent, the Majority Lenders, the Borrowers and the Guarantors hereby agree that the items listed in Section 4 of Waiver and Undertaking Agreement No. 3 to Credit Agreement, dated as of February12, 2003, among the Administrative Agent, the Majority Lenders, the Majority Revolving Lenders, the Majority Term Lenders, the Borrowers and the Guarantors shall be satisfied on or prior to September 15, 2003 (and the Borrowers and Guarantors agree that the failure to satisfy any of such items on or prior to September 15, 2003 shall be an Event of Default).

SECTION 6.     MISCELLANEOUS

6.1                                 Each of the Borrowers reaffirms and restates the representations and warranties set forth in Article 6 of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representation and warranties relate expressly to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).  Each of the Borrowers and Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)           It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(b)           No consent of any other person (including, without limitation, shareholders or creditors of any Borrower or Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

(c)           This Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

(d)           The execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

6.2                                 Except as herein expressly amended or waived, nothing herein shall be deemed to be a waiver of or amendment to any covenant or agreement contained in the Credit Agreement, and each Borrower and Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

6.3                                 All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

6.4                                 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

6.5                                 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

6.6                                 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

6.7                                 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

“BORROWERS”

MANUFACTURERS’ SERVICES LIMITED

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES SALT LAKE CITY OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES WESTERN U.S. OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES CENTRAL U.S. OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL LOWELL OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL MIDWEST OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

“GUARANTORS”

MANUFACTURERS’ SERVICES LIMITED

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES SALT LAKE CITY OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES WESTERN U.S. OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MANUFACTURERS’ SERVICES CENTRAL U.S. OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL LOWELL OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL MIDWEST OPERATIONS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL SPV SPAIN, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL HOLDINGS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

MSL INTERNATIONAL HOLDINGS, INC.

By:	/s/ Sean Lannan
Title:	Treasurer

“ADMINISTRATIVE AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Title:

“REVOLVING LENDERS”

BANK OF AMERICA, N.A.

By:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

UPS CAPITAL CORPORATION

By:
Title:

MSL HOLDINGS, INC.

By:
Title:

MSL INTERNATIONAL HOLDINGS, INC.

By:
Title:

“ADMINISTRATIVE AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ [ILLEGIBLE]
Title:	Vice President

“REVOLVING LENDERS”

BANK OF AMERICA, N.A.

By:	/s/ [ILLEGIBLE]
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

UPS CAPITAL CORPORATION

By:
Title:

MSL HOLDINGS, INC.

By:
Title:

MSL INTERNATIONAL HOLDINGS, INC.

By:
Title:

“ADMINISTRATIVE AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Title:

“REVOLVING LENDERS”

BANK OF AMERICA, N.A.

By:
Title:

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Robert Hetu	/s/ Doreen B. Welch
Title:	ROBERT HETU	DOREEN B. WELCH
	DIRECTOR	ASSOCIATE

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

UPS CAPITAL CORPORATION

By:
Title:

MSL HOLDINGS, INC.

By:
Title:

MSL INTERNATIONAL HOLDINGS, INC.

By:
Title:

“ADMINISTRATIVE AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Title:

“REVOLVING LENDERS”

BANK OF AMERICA, N.A.

By:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ [ILLEGIBLE]
Title:	Its Only Authorized Signatory

UPS CAPITAL CORPORATION

By:
Title:

MSL HOLDINGS, INC.

By:
Title:

MSL INTERNATIONAL HOLDINGS, INC.

By:
Title:

“ADMINISTRATIVE AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Title:

“REVOLVING LENDERS”

BANK OF AMERICA, N.A.

By:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

UPS CAPITAL CORPORATION

By:	/s/ [ILLEGIBLE]
Title:	Sr. Vice President

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:	/s/ [ILLEGIBLE]
Title:	FIRST VICE PRESIDENT

HSBC BUSINESS CREDIT (USA) INC

By:
Title:

ORIX FINANCIAL SERVICES, INC.

By:
Title:

“TERM LENDERS”

WINGATE CAPITAL LTD.

By:	Citadel Partnership, Portfolio Manager

By:	GLB Partners, LP., its General Partner

By:	Citadel Investment Group, L.L.C., its
General Partner

By:
Title:

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
Title:

HSBC BUSINESS CREDIT (USA) INC

By:	/s/ [ILLEGIBLE]
Title:	Vice President.

ORIX FINANCIAL SERVICES, INC.

By:
Title:

“TERM LENDERS”

WINGATE CAPITAL LTD.

By:	Citadel Partnership, Portfolio Manager

By:	GLB Partners, LP., its General Partner

By:	Citadel Investment Group, L.L.C., its
General Partner

By:
Title:

CONGRESS FINANCIAL CORPORATION
(CENTRAL)

By:
Title:

HSBC BUSINESS CREDIT (USA) INC

By:
Title:

ORIX FINANCIAL SERVICES, INC.

By:	/s/ [ILLEGIBLE]
Title:	VICE PRESIDENT

“TERM LENDERS”

WINGATE CAPITAL LTD.

By:	Citadel Partnership, Portfolio Manager

By:	GLB Partners, L.P., its General Partner

By:	Citadel Investment Group, L.L.C., its
General Partner

By:
Title:

CONGRESS FINANCIAL CORPORATION
(CENTRAL)

By:
Title:

HSBC BUSINESS CREDIT (USA) INC

By:
Title:

ORIX FINANCIAL SERVICES, INC.

By:
Title:

“TERM LENDERS”

WINGATE CAPITAL LTD.

By:	Citadel Partnership, Portfolio Manager

By:	GLB Partners, L.P., its General Partner

By:	Citadel Investment Group, L.L.C., its
General Partner

By:	/s/ Levoyd E. Robinson
Title:	Managing Director

Levoyd E. Robinson, CFA
Managing Director